UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 12, 2001
                                                         ----------------




                           PARAGON TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




   PENNSYLVANIA                     1-15729                        22-1643428
   ------------                     -------                        ----------
  (State or Other                 (Commission                   (I.R.S. Employer
   Jurisdiction                       file                       Identification
of Incorporation or                 number)                         Number)
   Organization)




                                600 Kuebler Road
                           Easton, Pennsylvania 18040
--------------------------------------------------------------------------------
                    (Address of principal executive offices)




                                 (610) 252-7321
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Section 5 -- Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on January 12, 2001, Paragon Technologies, Inc. announced that its next Annual Meeting of Shareholders will take place on Thursday, June 21, 2001. A specific meeting site will be communicated to shareholders in the proxy materials distributed for the Annual Meeting of Shareholders. Shareholder proposals must be received prior to February 12, 2001 in order to be considered for inclusion in Paragon Technologies' proxy materials for that meeting.


Item 7-- Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:
         --------

         Exhibit No.     Description
         ----------      -----------

           99.1          Paragon Technologies, Inc. Press Release dated
                         January 12, 2001.

                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PARAGON TECHNOLOGIES, INC.


Date:  January 12, 2001               By:   /s/ William R. Johnson
       ----------------                    -------------------------------------
                                           William R. Johnson
                                           President and Chief Executive Officer

                                Index to Exhibits
                                -----------------


Exhibit No.       Description
----------        -----------

   99.1           Paragon Technologies, Inc. Press Release dated
                  January 12, 2001.